UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2014 tw telecom inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34243	84-1500624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado	80124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

On June 16, 2014, Level 3 Communications, Inc. (“Level 3”) and tw telecom inc. (“tw telecom”) issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 15, 2014, by and among Level 3, tw telecom inc., Saturn Merger Sub 1, LLC, and Saturn Merger Sub 2, LLC.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on June 16, 2014, Level 3 and tw telecom provided supplemental information regarding the proposed transaction in presentations to analysts and investors.  The slides and the fact sheet that were made available in connection with the presentations are attached hereto as Exhibits 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This document, including any documents incorporated herein by reference, contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements include, but are not limited to, (i) statements about the benefits of the acquisition of tw telecom by Level 3, including financial and operating results and synergy benefits that may be realized from the acquisition and the timeframe for realizing those benefits; (ii) Level 3’s and tw telecom’s plans, objectives, expectations and intentions; (iii) other statements contained in this communication that are not historical facts; and (iv) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal,” “strategy,” “future,” “likely,” “may,” “should,” “could,” “will,” and words of similar meaning or similar references to future periods.

Forward-looking statements are neither historical facts nor assurances of future performance.  Instead, forward-looking statements are based only on current beliefs, assumptions, and expectations regarding the future of our business, including the effects of the proposed acquisition of tw telecom by Level 3, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.  Because forward-looking statements relate to the future, they are inherently subject to significant business, economic and competitive uncertainties, risks, and contingencies, which may include third-party approvals, many of which are beyond our control and are difficult to predict.  Therefore, readers of this communication are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

The following factors, among others, could cause our actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain the required stockholder approvals; (3) the inability to satisfy the other conditions specified in the Merger Agreement, including without limitation the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (4) the inability to successfully integrate our business with tw telecom’s business or to integrate the businesses within the anticipated timeframe; (5) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (6) the ability to recognize the anticipated benefits of the combination of Level 3 and tw telecom, including the realization of revenue and cost synergy benefits and to recognize such benefits within the anticipated timeframe; (7) the outcome of any legal proceedings that may be instituted against Level 3, tw telecom or others following announcement of the Merger Agreement and transactions contemplated therein; and (8) the possibility that Level 3 or tw telecom may be adversely affected by other economic, business, and/or competitive factors.

Other important factors that may affect our business or the combined business’ results of operations and financial condition include, but are not limited to: a discontinuation of the development and expansion of the Internet as a communications medium and marketplace for the distribution and consumption of data and video; continued uncertainty in the global financial markets and the global economy; disruptions in the financial markets that could affect our ability to obtain additional financing; and our ability to: increase revenue from the services we offer; successfully use new technology and information systems to support new and existing services; prevent process and system failures that significantly disrupt the availability and quality of the services that we provide; prevent our security measures from being breached, or our services from being degraded as a result of security breaches; develop new services that meet customer demands and generate acceptable margins; effectively manage expansions to our operations; provide services that do not infringe the intellectual property and proprietary rights of others; attract and retain qualified management and other personnel; and meet all of the terms and conditions of debt obligations.

Discussions of additional factors, risks, and uncertainties can be found within Level 3’s and tw telecom’s respective filings with the Securities and Exchange Commission. Statements in this communication should be evaluated in light of these important factors, risks, and uncertainties.  Any forward-looking statement made in this communication is based only on information currently available and speaks only as of the date on which it is made.  Except for the ongoing obligation to disclose material information under the federal securities laws, neither Level 3 nor tw telecom undertake any obligation to, and each expressly disclaim any such obligation to, update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time to reflect new information, circumstances, events or otherwise that occur after the date such forward-looking statement is made unless required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between Level 3 and tw telecom, Level 3 and tw telecom intend to file relevant materials with the Securities and Exchange Commission, including a Level 3 registration statement on Form S-4 that will include a joint proxy statement of Level 3 and tw telecom that also constitutes a prospectus of Level 3.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LEVEL 3, TW TELECOM AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Level 3 upon written request to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021, or from Level 3’s website,  http://investors.level3.com or from tw telecom upon written request to tw telecom at tw telecom at tw telecom inc., 10475 Park Meadows Drive, Littleton, CO 80124, telephone number (303) 542-6894 or from tw telecom’s website, http://www.twtelecom.com/investor-guide/.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder.  However, Level 3, tw telcom and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding Level 3’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 27, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on April 11, 2014.  Information regarding tw telecom’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 14, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on April 28, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

 Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated June 16, 2014, issued by Level 3 Communications, Inc. and tw telecom inc.
99.2	Investor Presentation, dated June 16, 2014
99.3	Fact Sheet, dated June 16, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TW TELECOM, INC.
Date: June 16, 2014	By:	/s/ Tina Davis
	Name:	Tina Davis
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release, dated June 16, 2014, issued by Level 3 Communications, Inc. and tw telecom inc.
99.2	Investor Presentation, dated June 16, 2014
99.3	Fact Sheet, dated June 16, 2014